Exhibit 10.2

FIRST AMENDMENT

TO

NON-QUALIFIED STOCK OPTION AGREEMENT DATED FEBRUARY 8, 2006

THIS FIRST AMENDMENT (the “Amendment”), effective as of May 22, 2008 (the “Effective Date”), amends that certain Non-Qualified Stock Option Agreement dated as of February 8, 2006 (the “2006 Option Agreement”), by and between Zebra Technologies Corporation, a Delaware corporation (the “Company”) and Christopher G. Knowles (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the 2006 Option Agreement, or, if not defined therein, then the meaning ascribed to such terms in the Zebra Technologies Corporation 2002 Non-Employee Director Stock Option Plan (the “Plan”).

RECITALS

WHEREAS, Company and Participant desire to amend the 2006 Option Agreement to accelerate the vesting and extend the exercise period for Option issued thereunder; and

WHEREAS, Section 12 of the Plan permits the amendment of the 2006 Option Agreement.

NOW THEREFORE, in consideration of the foregoing premises, the terms and conditions hereinafter set forth, the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

AGREEMENT

1.	Effective as of May 22, 2008, Section 1(b) of the 2006 Option Agreement is amended in it entirety by replacing it with the following:

“(b)	Vesting. The Option granted hereunder shall be 100% vested and exercisable until the Expiration Date (as hereinafter defined).”

2.	Effective as of May 22, 2008, Section 1(f) of the 2006 Option Agreement is amended in its entirety by replacing it with the following:

“(f)	Expiration. The “Expiration Date” shall be the ten (10) year anniversary of the Grant Date.”

3.	In all other respects, the 2006 Option Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.

ZEBRA TECHNOLOGIES CORPORATION		Participant

By:	/s/ Noel Elfant	/s/ Christopher G. Knowles
	Noel Elfant	Christopher G. Knowles
Vice President and General Counsel